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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  May 19, 1995


                          BENTON OIL AND GAS COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



Delaware                           1-10762                    77-0196707
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(STATE OR OTHER                  (COMMISSION               (I.R.S. EMPLOYER
JURISDICTION OF                  FILE NUMBER)             IDENTIFICATION NO.)
INCORPORATION)


1145 Eugenia Place, Suite 200
Carpinteria, California                                        93013
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (805) 566-5600
                                                    -------------------

                                Not Applicable
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.   OTHER EVENTS.
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                 On April 28, 1995, the Board of Directors of Benton Oil and
Gas Company (the "Company") declared a dividend distribution of one Preferred Share Purchase Right (the "Right") for each outstanding share of Common Stock, $.01 par value, of the Company (the "Company Stock") to shareholders of record as of the close of business on May 19, 1995 (the "Record Date"). The description and terms of the Rights are set forth in a Rights Agreement, dated as of April 28, 1995 (the "Rights Agreement"), between the Company and First Interstate Bank, as Rights Agent. Copies of the Press Release announcing the Rights distribution and the letter to shareholders discussing the Rights distribution are filed herewith as exhibits.

                 A copy of the Rights Agreement was filed with the Securities and Exchange Commission as an exhibit to the Company's Registration Statement on Form 8-A and is incorporated herein by reference. A copy of the Rights Agreement is available to stockholders free of charge from the Company. With certain exceptions as described in the Rights Agreement, each Right, when exercisable, will entitle the holder thereof to purchase from the Company one one-hundredth of a share of Series B Preferred Stock, $.01 par value, of the Company (the "Preferred Shares") at a price of $50 per one one-hundredth of a Preferred Share (the "Purchase Price"), subject to adjustment. The Rights will not be exercisable except upon the occurrence of certain events described in the Rights Agreement. The Rights will expire on April 28, 2005, unless earlier redeemed, exchanged or terminated as provided in the Rights Agreement. The Rights will be redeemable at the option of the Board of Directors at $.01 per Right upon the terms and conditions set forth in the Rights Agreement. The summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the exhibits hereto.





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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         (C)     EXHIBITS.
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                 NUMBER   DESCRIPTION OF EXHIBIT
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                   4      Rights Agreement, dated as of April 28, 1995, by and
                          between Benton Oil and Gas Company and First
                          Interstate Bank, as Rights Agent, incorporated herein by reference to the Company's Registration Statement on Form 8-A, filed May 4, 1995.

                  99(a) Press Release issued by Benton Oil and Gas Company on April 28, 1995.

                  99(b) Letter to Shareholders of Benton Oil and Gas Company dated May 15, 1995.





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                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BENTON OIL AND GAS COMPANY


                                        By:  /S/  A. E. Benton
                                           ------------------------------------
                                           A. E. Benton, Chairman of the Board,
                                           President and Chief Executive Officer
Dated:  May 30, 1995


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